Exhibit 10.42

BRIDGE LOAN AGREEMENT

CONFIDENTIAL

Mr. Daniel W. Dowe
Artisanal Cheese LLC
483 Tenth Avenue, 2nd Floor
New York, New York  10018

Dear Mr. Dowe:

This letter will acknowledge that the undersigned hereby agrees to loan to Artisanal Cheese LLC  (the “Borrower”) an amount as set forth below in accordance with the terms hereof and those of the Promissory Note and Bridge Security Agreement each dated October 15, 2012, the terms of which are incorporated by referenced into this Bridge Loan Agreement.   The undersigned has received and reviewed the Promissory Note and Bridge Security Agreement and is not relying upon any statement, representation or information that is not expressly set forth therein.  The undersigned hereby agrees to be bound by all the provisions of this Bridge Loan Agreement, the Bridge Security Agreement,  and the Promissory Note.

The undersigned understands that the information supplied in this Bridge Loan Agreement will be disclosed to no one other than the Borrower and its financial advisors, counsel and accountants without the undersigned's consent

 I. REPRESENTATIONS, WARRANTIES AND COVENANTS

(A)           The undersigned's name is: (please type or print)

  _______________________________ (hereinafter "Lender")

(B)           The address of the undersigned's principal place of business is:  ________________________________________________________________________ (please type or print)

(C)           The undersigned is a natural person ______, or a non-natural person (specific whether corporation, partnership, trust, LLC) __________ duly formed and validly existing under the laws of the state of                                                 .  (describe the legal entity making the purchase).

(D)           The undersigned acknowledges that it, along with its attorney, accountant and any other person(s) it has retained to advise it with respect to this investment (collectively, "representatives"), have had the opportunity to ask questions of and receive answers from representatives of the Borrower concerning the Promissory Note.  The undersigned further acknowledges that the undersigned was informed that all documents, records and books pertaining to the Borrower were at all times available to it.  All such documents, records and books requested by it have been made available to it and its representatives.  The undersigned and its representatives have been supplied with all additional information concerning the Borrower as they have requested.

(E)           The undersigned acknowledges that it, or its representatives, have enough knowledge and experience in financial and business matters to evaluate the merits and risks of the loan.

II. AMOUNT OF LOAN

The undersigned hereby agrees to loan to the Borrower the sum of ______________________________  pursuant to the terms, conditions and representations set forth in the Promissory Note.

III.  PAYMENT OF LOAN AMOUNT AND CONDITIONS TO LOAN

The undersigned agrees that in addition to completing and executing this Bridge Loan Agreement, it must submit the executed Bridge Loan Agreement along with a check payable for the full amount of the loan to the order of Artisanal Cheese LLC, 483 Tenth Avenue, 2nd Floor, New York, New York  10018.  If the undersigned shall elect to make payment of the loan amount by wire transfer any such transfer shall be made to the following account owned by the Borrower:

Bank:	Citibank, N.A.

ABA#	021000089

Acct#	4967621884

Acct Name:	Artisanal Cheese, LLC

The Bridge Loan Agreement shall be deemed accepted by the Borrower and become binding on the parties upon the Borrower's receipt of payment of the loan amount from the Lender.

IV. SUCCESSORS AND ASSIGNS

This Bridge Loan Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to the successors and assigns of the Borrower and to the personal and legal representatives, successors and permitted assignees of the undersigned.  The undersigned specifically understands that it shall not assign, or transfer this Bridge Loan Agreement or any right or obligation arising thereunder to any person, natural or non-natural, without the Borrower’s prior written consent.

V.  APPLICABLE LAW

This Bridge Loan Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the New York choice of law provisions and to the extent it involves any United States statute, in accordance with the laws of the United States.  Borrower and Lender each agree that any action or proceeding arising hereunder or to enforce this Bridge Loan Agreement shall be brought exclusively in the federal or state courts situated in the County of New York, State of New York and the parties hereby irrevocably consent to the exclusive jurisdiction and venue of those courts for such purposes.

VI. INDEMNIFICATION

The undersigned agrees to indemnify and hold harmless the Borrower, any corporation or entity affiliated with Borrower and all of its officers, directors and employees of any of the foregoing and any attorneys or other advisors thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which they or the Borrower  may incur by reason of or in connection with any misrepresentation made by the undersigned, any breach of any warranties, or the undersigned's failure to fulfill any of the undersigned's covenants or agreements under this Agreement.

VII. NOTICE

Any notice required to be given under this Agreement shall be sufficient if in writing and sent by registered or certified mail, return receipt requested, or by telex or facsimile at the respective addresses set forth below for the Borrower or at the name and address appearing in Section I (A) and (B) above for the undersigned or such other address or addresses as may be designated by a party to the other in writing.  Any such notice shall be effective when delivered by hand or when received by the party being noticed.

If to the Borrower:

Artisanal Brands, Inc.
c/o Daniel W. Dowe, President
483 Tenth Avenue, 2nd Floor
New York, NY  10018
Telephone – 212-871-3150
Facsimile – 212-239-1476
Email – ddowe@artisanalcheese.com

If to the Lender:

To the name and address set forth above
in I.(A) and (B) for each investor/lender.

VIII. MISCELLANEOUS

It is understood and agreed that this Bridge Loan Agreement constitutes the full, complete and final expression of the parties' understanding with respect to the subject matter hereof and that any and all negotiations and representations not included herein or referred to herein are hereby abrogated, and that this Bridge Loan Agreement may only be changed, amended or modified, in writing, signed by all parties hereto.

This Bridge Loan Agreement may be executed in one or more counterparts, each of which, when so executed and delivered shall be an original, and all of which together shall constitute one agreement binding upon parties hereto.

If any one clause or clauses shall be deemed illegal or unenforceable for whatever reason, the remaining portion of this Bridge Loan Agreement shall continue to be binding on the parties.

IN WITNESS WHEREOF, the undersigned has executed this Bridge Loan Agreement as of the_____  day of October, 2012.

Signed in the Presence of:	LENDER

Witness' Signature	Print Name of Lender

Employer Identification Number	Signature

Name and Title of Signator

Total Loan Amount:	$

Method of Payment:	( ) Wire
( ) Personal check
( ) Certified check
( ) Bank check

(check one)

_______	Corporation
_______	Limited Liability Company
_______	Partnership
_______	Trust
_______	Individual
_______	Other (please specify)

ARTISANAL CHEESE LLC, BORROWER

By: ____________________________